CAPSTONE CHURCH BOND FUND

Supplement dated September 5, 2007 to

Prospectus dated January 29, 2007 ("Prospectus")

At its meeting held August 21, 2007, the Fund's Board of Trustees approved a change in the date that will, under normal circumstances, be used to price shares that are repurchased in connection with the Fund's repurchase offers. The Fund will now, under normal circumstances, price such shares at the Fund's net asset value ("NAV") determined after the close of business on the 5th business day following the Repurchase Request Deadline, provided it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either shares that are tendered for repurchase or shares that are not tendered. This policy will commence with the repurchase offer that starts September 5, 2007 and will continue for subsequent repurchase offers unless further amended. The section of the Fund's prospectus entitled "Repurchase of Shares" is amended to read as follows:

REPURCHASE OF SHARES

As a fundamental policy, which may not be changed without shareholder approval, the Fund offers shareholders the opportunity to have their Shares repurchased by the Fund on a quarterly basis. The time and dates by which repurchase offers must be accepted ("Repurchase Request Deadline") are 4:00 p.m. Eastern time on the last business day of each calendar quarter.

The Fund is required to offer to repurchase between 5% and 25% of its outstanding Shares with each repurchase offer. For each repurchase offer, subject to the foregoing limits, the Board of Trustees will determine the percentage of the Fund's outstanding shares that the Fund will offer to repurchase. The Fund may not repurchase more than 25% of its outstanding Shares during any calendar quarter.

The repurchase price will be the Fund's NAV determined on the Repurchase Pricing Date, which must be a date not more than 14 calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Under normal circumstances, it is expected that the Repurchase Pricing Date will be the 5th business day after the Repurchase Request Deadline, and that the repurchase price will be the Fund's NAV determined after the close of business on the Repurchase Pricing Date if, on or immediately following the Repurchase Request Deadline, it appears that the use of such NAV is not likely to result in significant dilution of the NAV of either Shares that are tendered for repurchase or Shares that are not tendered. The repurchase price as determined on the Repurchase Pricing Date, may be higher or lower than the Fund's per Share NAV on the Repurchase Request Deadline.

        Payment for Common Shares tendered will normally be made on the first business day following the repurchase pricing date. If the tendered Shares have been purchased immediately prior to the tender, the Fund will not release repurchase proceeds until payment for the tendered Shares has settled. All correspondence concerning the repurchase offer should be directed to Capstone Church Bond Fund, c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031. Please call them at 1-800-595-3144 if you have questions regarding a repurchase offer.

        At least 21 and no more than 42 calendar days prior to the Repurchase Request Deadline the Fund will mail written notice to each shareholder announcing the repurchase offer and setting forth (a) the number of Shares the Fund will repurchase, (b) the repurchase request deadline and other terms of the offer to repurchase (including fees), and (c) the procedures for shareholders to follow to request a repurchase. The repurchase request deadline will be strictly observed. Shareholders and financial intermediaries failing to submit repurchase requests in good order by such deadline will be unable to liquidate Shares until a subsequent repurchase offer.

        If more Shares are tendered for repurchase than the Fund has offered to repurchase, the Board of Trustees may, but is not obligated to, increase the number of Shares to be repurchased by 2% of the Fund's Shares outstanding. If there are still more Shares tendered than are offered for repurchase, Shares will be repurchased on a pro-rata basis. However, the Fund may determine to alter the pro-rata allocation procedures in two situations: (a) the Fund may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares), of which all are tendered, before prorating Shares tendered by others; or (b) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all (or at least a minimum amount) or none accepted; however, the Fund first must accept all Shares tendered by shareholders who do not make this election. Because of the foregoing, shareholders may be unable to liquidate all or a given percentage of their Shares and some shareholders may tender more Shares than they wish to have repurchased in order to ensure repurchase of at least a specific number of Shares. Shareholders may withdraw Shares tendered for repurchase at any time prior to the repurchase request deadline.

        Although the Board of Trustees believes that repurchase offers for the Shares generally would increase the liquidity of the Shares, the repurchase of Shares by the Fund will decrease the total assets of the Fund and, therefore, increase the Fund's expense ratio, unless repurchases are offset by sales of Shares. Because of the nature of the Fund's portfolio, the Adviser anticipates potential difficulty in disposing of portfolio securities in order to consummate Share repurchases. As a result, the Fund may be required to increase the amount of its portfolio invested in cash or short-term investments, including money market funds, in anticipation of repurchase offers or to borrow money in order to finance repurchases. Cash and short-term investments generally produce a lower return than investments in church mortgage bonds and church mortgage loans, and borrowing involves costs and expenses.

        The Fund may suspend or postpone a repurchase offer in limited circumstances, but only with the approval of a majority of the Fund's Trustees, including a majority of the independent Trustees.

        Involuntary Repurchase of Small Accounts. Due to the relatively high cost of maintaining small accounts, the Fund reserves the right, upon 30 days' written notice to shareholders with accounts worth less than the applicable minimum investment amount (unless the account value resulted from a decline in the Fund's NAV per Share), to liquidate those accounts at the time of the next quarterly repurchase of Shares unless the account is increased above the applicable minimum investment.